UNITED STATES SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	March 8, 2005

Neose Technologies, Inc.

(Exact Name of Issuer as Specified in Charter)

Delaware	0-27718	13-3549286

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

102 Witmer Road, Horsham, Pennsylvania		19044

(Address of Principal Executive Offices)		(Zip Code)

(215) 315-9000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 – Entry into a Material Definitive Agreement

          On March 14, 2005, Neose Technologies, Inc. (the “Company”) entered into a Premium Finance Agreement, Disclosure Statement and Security Agreement (“Finance Agreement”) with AICCO, Inc. (“Lender”) to finance the insurance policy premiums due on certain insurance policies of the Company (the “Policies”).

          The amount financed under the Finance Agreement is $700,859 and pursuant to its terms, the Company is required to make a payment of $64,997 during each of the 11 months beginning on March 15, 2005 and ending on January 15, 2006.  Each payment includes an amount for principal and interest.  Interest is calculated based on an annual percentage rate of 3.91%.  To secure payment of the amounts financed under the Finance Agreement, the Company granted the Lender a security interest in all of the Company’s right, title and interest to the Policies.

          If the Company is in default under the Finance Agreement, the Lender can demand, and will have the right to receive, immediate payment of the total unpaid balance under the Finance Agreement.  In the event of default and the demand for immediate payment by the Lender, interest will accrue on any unpaid amounts at the highest rate allowed by applicable law.

          On March 8, 2005, to allow for the Finance Agreement, the Company entered into an amendment (the “Amendment”) to the Credit Agreement by and between the Company and Brown Brothers Harriman & Co. (the “Bank”) dated January 30, 2004 (the “Credit Agreement”).  The Credit Agreement restricts the nature and the amount of indebtedness incurred by the Company during the term of the Credit Agreement.  The Amendment provides for exceptions to these restrictions, allowing the Company to incur up to $1,000,000 of indebtedness for the financing of insurance policy premiums and permitting the Company to grant security interests in the Policies to secure such indebtedness.

          The Company does not have any material relationship with the Lender or its affiliates other than in respect of the Finance Agreement.  The Company does not have any material relationship with the Bank or its affiliates other than in respect of the Credit Agreement, the Amendment and related documents.

Item 2.03 – Creation of a Direct Financial Obligation

Please refer to the discussion in Item 1.01, above, with regard to the Finance Agreement.

Item 9.01 – Financial Statements and Exhibits

(c)          Exhibits.

10.1	Amendment No. 1 to the Credit Agreement by and between Neose Technologies, Inc. and Brown Brothers Harriman & Co. dated March 8, 2005

10.2	Premium Finance Agreement, Disclosure Statement and Security Agreement by and between Neose Technologies, Inc. and AICCO, Inc. dated March 14, 2005

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995:  Statements in this report regarding our business that are not historical facts are “forward-looking statements” that involve risks and uncertainties.  For a discussion of these risks and uncertainties, any of which could cause our actual results to differ from those contained in the forward-looking statement, see the section entitled “Factors Affecting the Company’s Prospects” in our Annual Report on Form 10-K for the year ended December 31, 2004 and discussions of potential risks and uncertainties in Neose’s subsequent filings with the SEC.

Signatures

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEOSE TECHNOLOGIES, INC.

Date: March 14, 2004	By:	/s/ DEBRA J. POUL

Debra J. Poul
Senior Vice President and General Counsel

Exhibit Index

Exhibit	Description

10.1	Amendment No. 1 to the Credit Agreement by and between Neose Technologies, Inc. and Brown Brothers Harriman & Co. dated March 8, 2005

10.2	Premium Finance Agreement, Disclosure Statement and Security Agreement by and between Neose Technologies, Inc. and AICCO, Inc. dated March 14, 2005

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